UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 East Boulevard, Suite 1600, Charlotte, NC	28203
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (704) 837-1651

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of common stock, par value $0.01 ("Common Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to: (a) SGRP's 2025 Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026 (the "2025 Annual Report"), and (b) SGRP's 2026 Proxy Statement, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (together with the 2025 Annual Report, each an "SEC Report").

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

The Corporation held an annual meeting of stockholders at 12:00 PM (noon), Eastern Time on June 11, 2026 (the "Annual Meeting"). At the Annual Meeting, the Corporation’s stockholders voted on four proposals as set forth below, each of which was described in detail and subject to the descriptions in the Corporation's definitive proxy statement, dated April 30, 2026, as amended and supplemented by the proxy statement supplement, dated May 19, 2026 (the "Proxy Statement"). The number of votes cast for, against and withheld and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Proxy Statement, which is incorporated herein by reference.

As of the close of business on the record date for the Annual Meeting, which was April 17, 2026, there were 25,129,991 shares of Common Stock, outstanding and entitled to vote at the Annual Meeting. A total of 20,780,402 shares of Common Stock, representing 82.69% of the shares of Common Stock outstanding as of the record date for the Annual Meeting, were represented in person or by proxy and entitled to vote at the Annual Meeting, and constituted a quorum to conduct business at the Annual Meeting.

1.
The Reelection of Directors Proposal: To reelect seven (7) Directors of SGRP to serve on SGRP's Board of Directors (the "Board") during the ensuing year and until their respective successors have been duly elected and seated on the Board, which candidates are Mr. John Bode, Mr. James R. Brown, Sr., Mr. Tim Cook, Mr. James R. Gillis, Ms. Linda Houston, Mr. Panagiotis Lazaretos, and Mr. William Linnane.

The Reelection of Directors Proposal was voted as set forth below:

	Shares Voted For	Shares Voted Withhold	Broker Non-Votes
John Bode	8,853,799	9,661,273	2,265,330
James R. Brown, Sr.	11,222,991	7,292,081	2,265,330
Tim Cook	12,761,923	5,753,149	2,265,330
James R. Gillis	9,514,570	9,000,502	2,265,330
Linda Houston	8,851,316	9,663,756	2,265,330
Panagiotis Lazaretos	11,339,215	7,175,857	2,265,330
William Linnane	13,097,845	5,417,227	2,265,330

The Company’s directors are elected by a plurality of the votes cast.  Accordingly, each of the nominees named above was elected to serve on the Company’s Board of Directors until the Company’s 2027 annual meeting of stockholders, or until their successors are elected and qualified.

As described in Proposal 1 in the Proxy Statement, each nominee has signed a resignation letter that provides for the nominee’s retirement if the nominee fails to receive the required plurality of votes cast at the Annual Meeting. Nominees serving in contractually dedicated seats also have a departure condition consisting of receipt of written notice from the applicable nominating rights holder of the appointment of someone else to such nominee’s contractually dedicated seat. See Resignation and Retirement Letter Agreement in the Proxy Statement.

As described in the Proxy Statement, "Against" or "Abstain" votes received in response to the proxy card were treated as "Withhold" votes for all of the applicable director nominees listed in Item 1 of the proxy card.

Please note that the Corporation’s By-Laws (the "By-Laws") require that at all times the Board have at least three Super Independent Directors (as defined in the By-Laws) and each of its committees have at least two Super Independent Directors, and of the nominees, only Mr. Gillis, Mr. Bode and Ms. Houston have qualified as Super Independent Directors. See Board Size, Quorum and Voting, Director Nominations: Experience, Integrity, Diversity and other Criteria, Director Independence, Contractually Dedicated Seats, and 2026 By Laws in the Proxy Statement.

2.
The Independent Registered Accounting Firm Proposal: To ratify, on an advisory basis, the engagement and use of Grant Thornton LLP, as the principal independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2026.

The Independent Registered Accounting Firm Proposal was voted as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
16,913,893	31,024	3,835,485	0

The vote required to approve the non-binding advisory vote on the engagement and use of Grant Thornton LLP was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, the engagement and use of Grant Thornton LLP as the Company’s registered public accounting firm auditor for the fiscal year ending December 31, 2026.

3.	The Compensation Proposal: To approve, on an advisory basis, the compensation of the Corporation’s Named Executive Officers, as disclosed in the Proxy Statement (i.e., "Say on Pay").

The Compensation Proposal was voted as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
9,281,463	9,207,915	25,694	2,265,330

The vote required to approve the non-binding advisory vote on executive compensation paid to the Company’s named executive officers was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as reported in the Company’s definitive proxy statement filed on April 30, 2026.

4.	The 2026 Stock Compensation Plan Proposal: To consider, ratify and approve the Board of Directors' adoption of the 2026 Stock Compensation Plan.

The 2026 Stock Compensation Plan Proposal was voted as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
9,355,921	9,133,458	25,693	2,265,330

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, stockholders ratified the approval of the 2026 Stock Compensation Plan.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. (the "Corporation"' or "SGRP") and its subsidiaries (together with SGRP, "SPAR", "SPAR Group" or the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative or variations of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): the costs and effects of changing the Company's principal independent registered accounting firm; satisfying Nasdaq's required minimum market value of listed securities or minimum net income from continuing operations in a timely fashion; potential or continued revenue growth, gross margin expansion, and continued favorable shift in service mix from remodeling toward merchandising services; continued and new long-standing relationships with retailers, distributors and makers of consumer goods; successful results from merchandising partnerships and relationships with other companies, borrowing, repaying or guarantying the Company's recent unsecured loans or paying interest thereon; issuing the shares of the Corporation's 'Common Stock; the departure in 2025 of various of the Corporation's executives previously reported and the agreements made with them; potential non-compliance with applicable Nasdaq rules regarding minimum bid prices, the filing of periodic financial reports, director independence, holding annual meetings, or other rules; the impact of selling certain of the Corporation's subsidiaries; or any impact resulting from the Risks on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations. The Corporation's forward-looking statements also include (without limitation) statements made in "Business", "Risk Factors", "Cybersecurity", "Legal Proceedings", "Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Controls and Procedures", and "Certain Relationships and Related Transactions, and Director Independence" in the Corporation's 2025 Annual Report referenced below.

The information contained in this Current Report is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise. For additional information and risk factors that could affect the Company, see the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 2025, as filed on March 31, 2026, by SGRP with the Securities and Exchange Commission (the "SEC"), and SGRP's Proxy Statement for its 2026 Annual Stockholders Meeting, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports and statements as and when filed with the SEC (including the Annual Report, Proxy Statement, Quarterly Reports, and Current Reports, each an "SEC Report").

You should carefully review and consider the Corporation's forward-looking statements (including all Risks and other cautions and uncertainties) and other information made, contained, noted or referenced in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, indebtedness, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation, vendors, or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: June 16, 2026
By:	/s/ William Linnane
William Linnane, President and CEO